SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                _________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)            April 15, 2005

                              HUDSON UNITED BANCORP
               (Exact Name of Registrant as Specified in Charter)


         New Jersey                  1-08660                22-2405746
 (State or Other Jurisdiction      (Commission           (I.R.S. Employer
      of Incorporation)            File Number)       Identification Number)


  1000 MacArthur Boulevard, Mahwah, New Jersey            07430
    (Address of Principal Executive Offices)            (Zip Code)

Registrant's telephone number, including area code          (201) 236-2600


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02. Results of Operation and Financial Condition

     On April 14, 2005, Hudson United Bancorp issued a press release regarding its expected results of operations for the quarter ended March 31, 2005. A copy of the related press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference in its entirety.

     The information disclosed in this Item 2.02 shall be considered "furnished" but not "filed" for purposes of the Securities Exchange Act of 1934, as amended


Item 9.01  Financial Statements and Exhibits

       99.1    Press Release dated April 14, 2005.

     The press release disclosed in this Item 9.01 as Exhibit 99.1 shall be considered "furnished" but not "filed" for purposes of the Securities Exchange Act of 1934, as amended.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 15, 2005                    HUDSON UNITED BANCORP




                                               By: /s/ James W. Nall
                                                   -----------------------------
                                                   James W. Nall
                                                   Executive Vice President and
                                                   Chief Financial Officer




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                                  EXHIBIT INDEX

         Exhibit No.     Title
         -----------     -----
         99.1            Press Release dated April 14, 2005